UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2024

FIRST FOODS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-206260	47-4145514
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Foods Group, Inc. c/o Incorp Services, Inc.,

3773 Howard Hughes Parkway, Suite 500S,

Las Vegas, NV 89169-6014

(Address of principal executive offices)

(201) 471-0988

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective February 5, 2024, our subsidiary, Holy Cacao, Inc. (“Seller”), entered into a Sale and Purchase of Assets Agreement (“Agreement”) with NUTRIPK LLC, a Florida Limited Liability Corporation (“Buyer”) and an affiliate of Buyer, Nutrifactory LLC.

Among other things, the Agreement provided for the sale by Seller of certain assets, consisting primarily of raw materials inventory, its interest in the leased premises, its security deposit, as well as some equipment and the improvements at its leased Facility. The sale did not include patents, recipes, formulas, proprietary packaging materials and finished goods inventory.

The purchase price was $100,000. In addition, Buyer shall pay Seller a sales commission equal to 5% of all gross sales for a period of five (5) years for all business it transacts with GNC, its affiliates or subsidiaries, either directly or through a subsidiary, related company or through a use agreement with key employees, for any business relationship starting within two (2) years of commencement of the Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01 above for a description of the sale of certain assets. This transaction is part of the implementation of our plan to expand operations into the healthcare field and we continue to utilize our resources to pursue various opportunities in this area. No assurance can be given that we will be successful in implementing our plan, or even if implemented, that it will be successful. As part of this pivot to the healthcare field, we are changing our corporate name and thereafter will apply for a new stock symbol.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Sale and Purchase of Assets Agreement dated as of February 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Foods Group, Inc.

Date: February 9, 2024	By:	/s/ Harold Kestenbaum
	Name:	Harold Kestenbaum
	Title:	Chief Executive Officer

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